Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PetroChina Company Limited (the “Company”) on Form 20-F for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zhou Jiping, hereby certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Zhou Jiping
Name:	Zhou Jiping
Title:	Chairman of Board of Directors and President of the Company (performing the functions of Chief Executive Officer)

Date: April 26, 2013